                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-32453.


                                                         /s/ Arthur Andersen LLP


Atlanta, Georgia
March 26, 1998